Exhibit 99.4

AMENDED AND RESTATED ADMINISTRATION AGREEMENT

This AMENDED AND RESTATED ADMINISTRATION AGREEMENT, dated as of May 26, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, this “Agreement”), is by and among TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST, a Delaware statutory trust (the “Issuer”), TEXTRON FINANCIAL CORPORATION, a Delaware corporation (“TFC”), as administrator (the “Administrator”), and THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the “Indenture Trustee”).

WHEREAS, the parties hereto are parties to that certain Administration Agreement, dated as of March 30, 2001 (as heretofore amended, the “Prior Administration Agreement”);

WHEREAS, the Issuer has entered into (i) the Amended and Restated Sale and Servicing Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Sale and Servicing Agreement”) among Textron Receivables Corporation III (“TRC III”), as Seller, TFC, as Servicer and the Issuer, (ii) the Amended and Restated Indenture, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), between the Issuer and the Indenture Trustee and (iii) one or more Note Purchase Agreements and may from time to time in the future enter into or more Note Purchase Agreements in connection with the issuance of Investor Interests (the Sale and Servicing Agreement, the Indenture, the Note Purchase Agreements being referred to hereinafter collectively as the “Related Agreements”);

WHEREAS, the Issuer desires to amend and restate the Prior Administration Agreement on the terms and conditions set forth herein and have the Administrator continue to perform certain duties of the Issuer and SunTrust Delaware Trust Company, as owner trustee (the “Owner Trustee”), under the Related Agreements and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.                                       Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in the Sale and Servicing Agreement, which also contains rules as to usage that shall be applicable herein.

2.                                       Duties of the Administrator. (a) Duties with Respect to the Related Agreements. The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer and the Owner Trustee under the Related Agreements. In furtherance thereof, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Related Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s or the Owner Trustee’s duties under the Related Agreements.

(b)                                 Additional Duties. (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate Persons of, and shall execute on behalf of the Issuer, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. In furtherance thereof, the Issuer shall execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

(ii)                                  Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee and the Paying Agent in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to a Certificateholder as contemplated in Section 5.2(b) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Paying Agent pursuant to such provision.

(iii)                               Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Trust or the Owner Trustee set forth in Section 5.5 and Section 5.6 of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders.

(iv)                              The Administrator shall be required from time to time to provide a certificate of an Authorized Officer in form and substance satisfactory to the Paying Agent as to whether any tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code.  The Administrator shall be required to update such certificate in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

(v)                                 In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(c)                                  Non-Ministerial Matters. (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

(A)                              the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of Receivables);

(B)                                the election by the Trust to file an amendment to the Certificate of Trust;

(C)                                the amendment of any Basic Document in circumstances where the consent of the Interestholders or the satisfaction of the Rating Agency Condition is required;

(D)                               the amendment of any Basic Document in circumstances where the consent of the Interestholders or the satisfaction of the Rating Agency Condition is not required and such amendment materially adversely affects the interests of the Certificateholders; or

(E)                                 the appointment pursuant to the Trust Agreement of a successor Certificate Registrar or the consent to the assignment by the Certificate Registrar of its obligations under the Trust Agreement.

(ii)                                  Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Related Agreements, (y) sell the Trust Estate pursuant to Section 5.4 of the Indenture or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.

(iii)                               The Administrator will indemnify the Owner Trustee and its agents for, and hold them harmless against, any losses, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement and the other Related Agreements, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement or any of the other Related Agreements.

3.                                       Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Servicer at any time during normal business hours.

4.                                       Compensation. The compensation for the performance of the Administrator’s obligations under this Agreement shall be payable out of the Monthly Servicing Fee.

5.                                       Additional Information To Be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

6.                                       Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

7.                                       No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

8.                                       Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

9.                                       Term of Agreement; Resignation and Removal of Administrator. (a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

(b)                                 Subject to Sections 9(e) and 9(f), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days’ prior written notice.

(c)                                  Subject to Sections 9(e) and 9(f), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days’ prior written notice.

(d)                                 Subject to Sections 9(e) and 9(f), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

(i)                                     the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten (10) days (or, if such default cannot be cured in such time, shall not give within ten (10) days such assurance of cure as shall be reasonably satisfactory to the Issuer);

(ii)                                  a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within sixty (60) days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

(iii)                               the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

The Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven (7) days after the happening of such event.

(e)                                  No resignation or removal of the Administrator pursuant to this Section 9 shall be effective until (i) a successor Administrator shall have been appointed by the Servicer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

(f)                                    The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

(g)                                 Subject to Sections 9(e) and 9(f), the Administrator acknowledges that upon the appointment of a successor Servicer pursuant to the Sale and Servicing Agreement, the Administrator shall immediately resign and such successor Servicer shall automatically become the Administrator under this Agreement.

10.                                 Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) or the resignation or removal of the Administrator pursuant to Section 9(b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses occurring to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 9(b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

11.                                 Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as set forth in Section 8.4 of the Sale and Servicing Agreement.

12.                                 Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee.

13.                                 Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

14.                                 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

15.                                 Headings. The Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

16.                                 Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be an original, but all of which together shall constitute but one and the same agreement.

17.                                 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

18.                                 Not Applicable to Textron Financial Corporation in Other Capacities. Nothing in this Agreement shall effect any right or obligation Textron Financial Corporation may have in any other capacity.

19.                                 Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this instrument has been acknowledged by the Owner Trustee not in its individual capacity but solely in the capacity as Owner Trustee of the Issuer and in no event shall the Owner Trustee in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

(b)                                 Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by the Indenture Trustee not in its individual capacity but solely as Indenture Trustee and in no event shall the Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

20.                                 Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

21.                                 Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Seller, the Administrator, the Owner Trustee (by accepting the benefits of this Agreement) and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

(b)                                 Notwithstanding any prior termination of this Agreement, the Issuer, the Administrator, the Owner Trustee (by accepting the benefits of this Agreement) and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Seller.

22.                                 Amendment and Restatement.  This Agreement amends and restates the Prior Administration Agreement in its entirety and is not in satisfaction of the terms, provisions or obligations thereunder.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written

TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST

By:	SUNTRUST DELAWARE TRUST
COMPANY, not in its individual
capacity but solely as Owner Trustee

By:	/s/ Jack Ellerin
Name: Jack Ellerin
Title: Trust Officer

THE BANK OF NEW YORK, not in its
individual capacity but solely as Indenture
Trustee

By:	/s/ Ryan Bittner
Name: Ryan Bittner
Title: Assistant Treasurer

TEXTRON FINANCIAL CORPORATION, as Administrator

By:	/s/ Eric Karlson
Name: Eric Karlson
Title: Managing Director

Acknowledged and Agreed:

SUNTRUST DELAWARE TRUST

COMPANY, not in its individual capacity but solely as Owner Trustee

By:	/s/ Jack Ellerin
Name: Jack Ellerin
Title: Trust Officer

EXHIBIT A

POWER OF ATTORNEY

STATE OF	)
) ss.:
COUNTY OF	)

KNOW ALL MEN BY THESE PRESENTS, that Textron Financial Floorplan Master Note Trust (the “Trust”) does hereby make, constitute and appoint Textron Financial Corporation, as administrator under the Amended and Restated Administration Agreement dated as of May 26, 2005 (as amended, restated, supplemented or otherwise modified from time to time the “Administration Agreement”), among the Trust, Textron Financial Corporation and The Bank of New York, as Indenture Trustee, and its agent and attorneys, as Attorneys-in-Fact to execute on behalf of the Trust any and all such documents, reports, filings, instruments, certificates and opinions as it should be the duty of the Trust to prepare, file or deliver pursuant to the Basic Documents, or pursuant to Section 5.5 or Section 5.6 of the Trust Agreement, including, without limitation, to appear for and represent the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, if any, and with full power to perform any and all acts associated with such return and audits, if any, that the Trust could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Administration Agreement.

EXECUTED this            day of May, 2005.

TEXTRON FINANCIAL FLOORPLAN
MASTER NOTE TRUST

By:	SUNTRUST DELAWARE TRUST
COMPANY, not in its individual
capacity but solely as Owner Trustee

By
Name:
Title: